COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7: -	COMMITMENTS AND CONTINGENCIES

a.
The Company provided bank guarantees in the amount of $ 615 related to its offices in Israel, car leases in Israel, foreign currency derivative contracts and credit card security for its U.S. subsidiary. The Company also provided guarantee for the benefit of the landlord of its subsidiary’s old premises, to secure obligations of its sublessee toward its landlord. The subsidiary’s old lease term ends on May 31, 2021.

b.
Under the Office of the Israel Innovation Authority of the Israeli Ministry of Industry, Trade and Labor, formerly known as the Office of the Chief Scientist, (the "IIA"), the Company is not obligated to repay any amounts received from the IIA if it does not generate any income from the results of the funded research program(s). If income is generated from a funded research program, the Company is committed to pay royalties at a rate of between 3% to 5% of future revenue arising from such research program(s), and up to a maximum of 100% of the amount received, linked to the U.S. dollar (for grants received under programs approved subsequent to January 1, 1999, the maximum to be repaid is 100% plus interest at LIBOR). For the years ended December 31, 2019, 2018 and 2017, the Company had an aggregate of paid and accrued royalties to the IIA, recorded as cost of revenue in the consolidated statements of comprehensive loss in the amount of $ 0, $ 534 and $ 0, respectively.

As of December 31, 2019, the Company's aggregate contingent obligations for payments to IIA, based on royalty-bearing participation received or accrued, net of royalties paid or accrued, totaled approximately to $ 9,147.

c.
On June 25, 2012 the Company entered into an Antibodies Discovery Collaboration Agreement (the "Antibodies Discovery Agreement") with a U.S. antibody technology company ("mAb Technology Company"), providing an established source for fully human mAbs. Under the Antibodies Discovery Agreement, the mAb Technology Company will be entitled to certain royalties that could be eliminated, upon payment of certain one-time fees (all payments referred together as "Contingent Fees"). For the years ended December 31, 2019, 2018 and 2017, the Company incurred such Contingent Fees in the amounts of $ 0, $ 500 and $ 0.

d.
On May 9, 2012, the Company entered into agreement (the "May 2012 Agreement") with a U.S. Business Development Strategic Advisor ("Advisor") for the purpose of entering into transactions with Pharma companies related to selected Pipeline Program Candidates.

Under the agreement the Advisor was entitled to 4% of the cash considerations that may be received under such transactions. In 2014, the May 2012 Agreement was terminated except for certain payments arising from the Bayer Agreement which survive termination until August 5, 2025.

For the years ended December 31, 2019, 2018 and 2017, the Company had an aggregate of paid and accrued payments recorded as marketing and business development expenses in the consolidated statement of comprehensive loss in the amount of $ 0, $ 312 and $ 0, respectively.

e.
Effective as of January 5, 2018, the Company entered into a Commercial License Agreement (CLA) with a European cell line development company. Under the agreement the Company is required to pay an annual maintenance fee, certain amounts upon the occurrence of specified milestones events, and 1% royalties on annual net sales with respect to each commercialized product manufactured using the company’s cell line. Royalties due under the CLA are creditable against the annual maintenance fee. In addition, the Company may at any time prior to the occurrence of a specific milestone event buy-out the royalty payment obligations in a single fixed amount.